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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 11, 2002


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                       GRANITE BROADCASTING CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                     0-19728                 13-3458782
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)


                        767 THIRD AVENUE,  34TH FLOOR
                           NEW YORK, NEW YORK 10017
                                (212) 826-2530
             (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


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                   ITEM 1. CHANGES IN CONTROL OF REGISTRANT

                               Not Applicable.

                 ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                               Not Applicable.

                      ITEM 3. BANKRUPTCY OR RECEIVERSHIP

                               Not Applicable.

            ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                               Not Applicable.

                             ITEM 5. OTHER EVENTS

                               Not Applicable.

                ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

                               Not Applicable.

                  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     C.     Exhibits.

            99.1 Opposition to Petition to Deny, dated as of February 11, 2002, filed with the Federal Communication Commission.

            99.2 Letter Agreement, dated as of December 14, 2001, among National Broadcasting Company, Inc., Granite Broadcasting Corporation, KNTV Television, Inc. and KNTV License, Inc.

                       ITEM 8. CHANGE IN FINANCIAL YEAR

                               Not Applicable.

                       ITEM 9. REGULATION FD DISCLOSURE

     On February 11, 2002, Granite Broadcasting Corporation (the "Company") filed an Opposition to Petition to Deny, which is attached hereto as Exhibit
99.1 and incorporated by reference herein, with the Federal Communication Commission in connection with the application to transfer control of station KNTV to National Broadcasting Company, Inc.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GRANITE BROADCASTING CORPORATION



Dated:  February 13, 2002               By: /s/ Lawrence I. Wills
                                            -------------------------------
                                            Name:  Lawrence I. Wills
                                            Its: Senior Vice President















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                                EXHIBIT INDEX


99.1 Opposition to Petition to Deny, dated as of February 11, 2002, filed with the Federal Communication Commission.

99.2 Letter Agreement, dated as of December 14, 2001, among National Broadcasting Company, Inc., Granite Broadcasting Corporation, KNTV Television, Inc. and KNTV License, Inc.